UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 4, 2009

APEX BIOVENTURES ACQUISITION CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	6770	20-4997725
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

18 Farm Lane
Hillsborough, California 94010
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (650) 344-3029

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01  OTHER EVENTS

On March 4, 2009, the board of directors of Apex Bioventures Acquisition Corporation (the “Company”) announced that it has determined that the Company will not consummate a business combination in the time frame required by its Second Amended and Restated Certificate of Incorporation, and that it is advisable that the Company be dissolved.  The Company will not proceed to liquidate until a plan of liquidation is approved by the Company and its stockholders.

The Company will file a separate press release announcing the date of the stockholders meeting at which the board will seek stockholder approval and the record date for such meeting.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(c)           Exhibits

99.1           Press release March 5, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APEX BIOVENTURES ACQUISITION CORPORATION

Dated: March 5, 2009	By:	/s/ Darrell J. Elliott
Darrell J. Elliott
Chairman and Chief Executive Officer